UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Cheetah Net Supply Chain Service Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Notice of 2024 Annual Meeting of
Stockholders and Proxy Statement

To our Stockholders:

You are cordially invited to attend our first annual meeting of stockholders to be held virtually on July 2, 2024 at 9:30 a.m. Eastern Time. At the annual meeting, we will ask you to consider the following proposals:

1.	To elect five directors to the board of directors to serve until their successors are duly elected and qualified at the 2025 annual meeting of stockholders;

2.	Ratify the appointment of Assentsure PAC as the independent registered public accounting firm of the Company for the year ending December 31, 2024;

3.	Approve Cheetah Net Supply Chain Service Inc. 2024 Stock Incentive Plan;

4.	Approve the Third Amended and Restated Articles of Incorporation to increase the number of shares of the Company’s Class A common stock authorized to be issued to 891,750,000 shares;

5.	Approve the Third Amended and Restated Articles of Incorporation to increase the number of shares of the Company’s Class B common stock authorized to be issued to 108,250,000 shares; and

6.	Consider any other business as may be properly brought before the meeting or any adjournment or postponement thereof.

Our board of directors has fixed the close of business on May 13, 2024 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting or at any adjournment, postponement, or continuation thereof. A list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder for any purpose relevant to the annual meeting for at least 10 days prior to the date of the meeting.

The annual meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to listen to the annual meeting, submit your questions, and vote during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/CTNT2024 shortly prior to the start of the meeting and entering the 16-digit control number found on the proxy card or voting instruction form.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rules that allow us to furnish proxy materials, including this notice, and the proxy statement (including an electronic proxy card for the meeting) for the annual meeting via the Internet. Taking advantage of these rules allows us to lower the cost of delivering annual meeting materials to our stockholders and reduce the environmental impact of printing and mailing these materials.

Your vote is important. Whether or not you plan to attend the virtual annual meeting, we hope that you will vote as soon as possible.

Charlotte, North Carolina

Dated: April 23, 2024

By Order of the Board of Directors,

/s/ Huan Liu
Huan Liu
Chief Executive Officer, Director, and Chairman of the Board of Directors

Notice of Annual Meeting of Stockholders

Cheetah Net Supply Chain Service Inc. (the “Company,” “we,” “our,” and “us”)
6201 Fairview Road, Suite 225

Charlotte, North Carolina 28210

Date:	Tuesday, July 2, 2024

Time:	9:30 A.M. ET

Location:	Virtual Meeting Online at www.virtualshareholdermeeting.com/CTNT2024

Record Date:	Monday, May 13, 2024

Items of Business

1.	Elect five directors to the Board of Directors to serve until their successors are duly elected and qualified at the 2024 annual meeting of stockholders;

2.	Ratify the appointment of Assentsure PAC (“Assentsure”) as the independent registered public accounting firm of the Company for the year ending December 31, 2024;

3.	Approve Cheetah Net Supply Chain Service Inc. 2024 Stock Incentive Plan (the “Stock Incentive Plan”);

4.	Approve the Third Amended and Restated Articles of Incorporation to increase the number of shares of the Company’s Class A common stock (“Class A Common Stock”) authorized to be issued to 891,750,000 shares (the “Class A Common Stock Increase”);

5.	Approve the Third Amended and Restated Articles of Incorporation to increase the number of shares of the Company’s Class B common stock (“Class B Common Stock,” and together with Class A Common Stock, the “Common Stock”) authorized to be issued to 108,250,000 shares (the “Class B Common Stock Increase”); and

6.	Consider any other business as may properly be brought before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends that you vote “FOR” the election of each of the director nominees included in Proposal No. 1 and “FOR” Proposal Nos. 2, 3, 4, and 5.

How to Vote

●	By Internet:	You may vote online at www.proxyvote.com.
●	By Telephone:	You may vote by calling 1-800-690-6903.
●	By Mail:	You may vote by completing and returning the enclosed proxy card.
●	In Person:	All stockholders are cordially invited to attend the annual meeting of stockholders.

This communication is not a form for voting and presents only an overview of the more complete proxy materials. The Company encourages you to review the complete proxy materials before voting.

THE 2024 ANNUAL REPORT OF THE COMPANY ACCOMPANIES THIS NOTICE

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to be held on July 2, 2024: This Proxy Statement and our Annual Report on Form 10-K are available at www.proxyvote.com and can be obtained, free of charge, by (i) visiting www.proxyvote.com, (ii) calling 1-800-579-1639, or (iii) sending an email to sendmaterial@proxyvote.com prior to June 18, 2024 to receive the materials before the annual meeting.

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Proxy Statement Summary

Below are the highlights of the important information you will find in this Proxy Statement. As this is only a summary, we request that you please review the full Proxy Statement before casting your vote.

General Meeting Information

2024 Annual Meeting Date and Time	Tuesday, July 2, 2024 9:30 A.M. ET

Place	Virtual Meeting Online at www.virtualshareholdermeeting.com/CTNT2024

Record Date	Monday, May 13, 2024

Voting

Stockholders of record as of the record date are entitled to vote in person or by proxy at the Annual Meeting (as defined below). At the close of business on April 22, 2024, the Company had 10,938,329 shares of Class A Common Stock and 8,250,000 shares of Class B Common Stock outstanding.

With respect to the approval of the Class A Common Stock Increase, (i) the holders of shares of Class A and Class B Common Stock shall vote as a single class, with each share of Class A Common Stock being entitled to one vote and each share of Class B Common Stock entitled to 15 votes and (ii) the holders of shares of Class A Common Stock shall vote as a separate voting group. With respect to the approval of the Class B Common Stock Increase, (i) the holders of shares of Class A and Class B Common Stock shall vote as a single class, with each share of Class A Common Stock being entitled to one vote and each share of Class B Common Stock entitled to 15 votes and (ii) the holders of shares of Class B Common Stock shall vote as a separate voting group.

With respect to the election of the directors and all other matters submitted to the stockholders for vote, the holders of shares of Class A and Class B Common Stock shall vote as a single class, with each share of Class A Common Stock being entitled to one vote and each share of Class B Common Stock entitled to 15 votes on each matter to be voted on at the Annual Meeting.

Voting Matters and Board Recommendations

Proposal	Voting Options	Vote Required for Approval	Broker Discretionary Vote	Board Recommendation
1. Elect Directors	“FOR” all nominees, “FOR” all except certain nominees, or “WITHHOLD” your vote for all nominees	Each nominee for director must receive a plurality of the votes cast	No	FOR ALL NOMINEES

2. Ratify Appointment of Independent Registered Public Accounting Firm	“FOR,” “AGAINST,” or “ABSTAIN” from voting	Affirmative vote of a majority of votes cast	Yes	FOR

3. Approve Our Stock Incentive Plan	“FOR,” “AGAINST,” or “ABSTAIN” from voting	Affirmative vote of a majority of votes cast	No	FOR

4. Approve the Class A Common Stock Increase	“FOR,” “AGAINST,” or “ABSTAIN” from voting	Affirmative vote of a majority of votes cast with respect to (i) the outstanding shares of Class A Common Stock and Class B Common Stock voted at the Annual Meeting, voting together as a single class and (ii) the outstanding shares of Class A Common Stock voted at the Annual Meeting, voting as a separate voting group	No	FOR

5. Approve the Class B Common Stock Increase	“FOR,” “AGAINST,” or “ABSTAIN” from voting	Affirmative vote of a majority of votes cast with respect to (i) the outstanding shares of Class A Common Stock and Class B Common Stock voted at the Annual Meeting, voting together as a single class and (ii) the outstanding shares of Class B Common Stock voted at the Annual Meeting, voting as a separate voting group	No	FOR

Recent Highlights and Achievements

We recently reported our financial results for the year ended December 31, 2023 (“fiscal 2023”) and other recent highlights, including that:

●	the Company’s fiscal 2023 sales declined by 30.5% from 2022 to $38.4 million due to lower sales volume. Net profit after tax amounted to $0.1 million, and cash flow from operations rose to $5.6 million. The Company ended fiscal 2023 with a cash balance of $0.4 million;

●	challenging market conditions in the PRC have resulted in an industry-wide slowdown of vehicle sales, including price and volume drops in the luxury segment. The Company’s results have been impacted by unfavorable market conditions, experiencing declines in revenue and profit. The favorable margin between the U.S. retail prices of select luxury car models and their wholesale prices in the parallel-vehicle market has been significantly compressed or eliminated;

●	the Company continues to focus on the most popular vehicles in the luxury end of the market, where profit opportunities can still be realized;

●	in February 2024, the Company acquired Edward Transit Express Group, Inc. (“Edward”), a California-based common carrier specializing in ocean and air transportation services, for $1.5 million in cash and common stock. The acquisition of Edward is being used to launch warehousing and logistics services to third-party parallel-import vehicle and other wholesalers, and to enhance the offering of the Company’s financial services business, which was launched in October 2022; and

●	the Company is expanding beyond the parallel-import vehicle business with the goal of becoming an integrated provider of international trade services for small- and medium sized traders.

Governance Highlights

We are committed to applying sound corporate governance principles. We believe sound governance practices are in the best interests of our stockholders and strengthen accountability within our organization. The following highlights our guiding governance principles:

Annual Elections	Yes	Code of Ethics	Yes

Board Independence	60%	Executive Sessions of Independent Directors	Yes

Committee Independence	100%	Anonymous Reporting	Yes

Committee Chair Independence	100%	Insider Trading Policy	Yes

Number of Financial Experts	One	Clawback Policy	Yes

Board Gender Diversity	20% Female

Board Diversity Matrix (As of April 23, 2024)

	Female		Male
Total Number of Directors		5
Part I: Gender Identity
Directors	1		4
Part II: Demographic Background
Asian	1		2
White	0		2

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In addition, we intend to implement additional corporate governance principles in the future, including:

●	developing our executive compensation policies;

●	enhancing public disclosure; and

●	enhancing stockholder communication.

Director Nominees

You are being asked to vote to elect the following five director nominees to our Board of Directors. Detailed information about each of these nominees begins on page 7 of the Proxy Statement.

Name	Age	Director Since	Independent	Occupation
Huan Liu	42	2016	No	Chief Executive Officer, Director, and Chairman of the Board of Directors of the Company
Xianggeng Huang	59	2023	No	Director of Fuzhou Yisheng Mechanical and Electrical Equipment Co., Ltd
Adam Eilenberg	67	2023	Yes	Partner of Eilenberg & Krause LLP
Huiping (Catherine) Chen	48	2023	Yes	Investment Director of Xiamen Chenshen Investment Co., Ltd.
Huibo Deng	41	—	Yes	Visiting Professor at the Institute of Teaching and Curriculum of Chinese Academy of Management Sciences

Approval of Stock Incentive Plan

You are being asked to approve our Stock Incentive Plan. Approval of the Stock Incentive Plan by our stockholders will enable us to grant equity awards to our employees, consultants, and directors, which we believe promotes our stockholders’ long-term interests by strengthening our ability to attract, motivate, and retain employees, officers, and other persons who provide valuable services to us, encourage such persons to hold an equity interest in us, and enhance the mutuality of interest between these individuals and our stockholders in improving the value of our common stock. Detailed information about this proposal begins on page 16 of the Proxy Statement.

Approval of the Class A Common Stock Increase and the Class B Common Stock Increase

You are being asked to approve the Class A Common Stock Increase and the Class B Common Stock Increase. Approval of such authorized share increases will enable us to have a sufficient number of additional shares of Class A Common Stock and Class B Common Stock for issuance from time to time, as the occasion may arise, for future possible financing and acquisition transactions and for other proper corporate purposes. Detailed information about these proposals begins on page 19 of the Proxy Statement.

General Information About the Meeting and Voting

The Board of Directors of Cheetah Net Supply Chain Service Inc. (the “Board”) is using this Proxy Statement to solicit proxies from the holders of its Common Stock for use at the Cheetah Net Supply Chain Service, Inc. 2024 annual meeting of stockholders and any adjournment or postponement thereof (the “Annual Meeting”). The notice of meeting, this Proxy Statement, and the enclosed form of proxy card are expected to first being mailed to our stockholders on or about May 22, 2024. In this Proxy Statement, we may also refer to Cheetah Net Supply Chain Service Inc. and its subsidiaries as “Cheetah Net,” the “Company,” “we,” “our,” or “us.”

Meeting Time and Applicable Dates	This Proxy Statement is furnished in connection with the solicitation by the Board of Cheetah Net Supply Chain Service Inc., a North Carolina corporation, of the accompanying proxy to be voted at the Annual Meeting to be held on Tuesday, July 2, 2024, at 9:30 A.M. ET, and at any adjournment or postponement thereof. The close of business on Monday, May 13, 2024 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting.

Attending the Annual Meeting	Cheetah Net will host the Annual Meeting by virtual meeting online at www.virtualshareholdermeeting.com/CTNT2024. The meeting will start at 9:30 A.M. ET on July 2, 2024.

Stockholders may vote and submit questions in accordance with the rules of conduct for the Annual Meeting while attending the Annual Meeting in person.

Notice of Internet Availability of Proxy Materials	We have elected to use the “notice and access” rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), which allow us to provide stockholders access to our proxy materials over the Internet. Accordingly, we sent a Notice of Internet Availably of Proxy Materials (the “Notice”) to all of our stockholders as of the record date instead of a full printed set of proxy materials. The Notice includes instructions on how to access our proxy materials over the Internet and how to request a printed copy of these materials. In addition, by following the instructions in the Notice, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Our use of the “notice and access” rules and your choice to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Matters to be Voted Upon at the Annual Meeting

At the Annual Meeting, holders of record of our shares of Common Stock as of May 13, 2024 will consider and vote upon the following proposals:

1.    to elect five directors to the Board to serve until their successors are duly elected and qualified at the 2025 annual meeting of stockholders;

2.    to ratify the appointment of Assentsure as our independent registered public accounting firm for the year ending December 31, 2024 (“fiscal 2024”);

3.    to approve our Stock Incentive Plan;

4.    to approve the Class A Common Stock Increase;

5.    to approve the Class B Common Stock Increase; and

6.    to consider any other business as may properly be brought before the Annual Meeting.

As of the date of this Proxy Statement, these are the only matters that the Board intends to present at the Annual Meeting. The Board does not know of any other business to be presented at the Annual Meeting. The Board recommends that you vote “FOR” each proposal.

Voting Rights of Holders of Common Stock

Stockholders of record as of the record date are entitled to vote in person or by proxy at the Annual Meeting.

With respect to the approval of the Class A Common Stock Increase, (i) the holders of shares of Class A and Class B Common Stock shall vote as a single class, with each share of Class A Common Stock being entitled to one vote and each share of Class B Common Stock entitled to 15 votes and (ii) the holders of shares of Class A Common Stock shall vote as a separate voting group. With respect to the approval of the Class B Common Stock Increase, (i) the holders of shares of Class A and Class B Common Stock shall vote as a single class, with each share of Class A Common Stock being entitled to one vote and each share of Class B Common Stock entitled to 15 votes and (ii) the holders of shares of Class B Common Stock shall vote as a separate voting group.

The holders of shares of Class A Common Stock and Class B Common Stock shall vote as a single class, with each share of Class A Common Stock being entitled to one vote and each share of Class B Common Stock entitled to 15 votes on each other matter to be voted on at the Annual Meeting.

Voting Instructions for Record Holders

If your shares are registered directly in your name with our transfer agent, then you are a stockholder of record with respect to those shares and you may vote by:

●     calling 1-800-690-6903;

●     visiting www.proxyvote.com;

●     completing and returning the enclosed proxy card; or

●     attending the Annual Meeting and voting in person.

Whether or not you plan to attend the Annual Meeting, you should vote as soon as possible.

If you plan to vote by phone or via the Internet, you must vote by 11:59 P.M. Eastern Time the day before the meeting date.

Voting Instructions for Beneficial Owners	If your shares are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name” and you must instruct the broker, bank, or other nominee (“broker”) to vote on your behalf. Please refer to the voting instruction card provided by your broker.

If you are a beneficial owner and wish to vote at the Annual Meeting, you must bring a letter from your broker to the Annual Meeting confirming:

1.      your beneficial ownership of the shares,

2.      that the broker is not voting the shares at the meeting, and

3.      granting you a legal proxy to vote the shares in person or at the meeting.

You will not be able to vote shares you hold in street name in person at the Annual Meeting unless you have a legal proxy from your broker issued in your name giving you the right to vote your shares.

Broker Non-Votes

Broker non-votes occur when beneficial owners do not give voting instructions to their brokers and the brokers lack the discretionary authority to vote on the proposal. If you are a beneficial owner and do not give instructions to your broker, the broker will determine if it has the discretionary authority to vote on the particular matter.

Under the rules of the Nasdaq Capital Market (“Nasdaq”), brokers have the discretion to vote on routine matters such as ratifying the appointment of external auditors, but do not have discretion to vote on non-routine matters such as the election of directors and approving equity awards plans.

Broker non-votes, if any, will be counted for purposes of calculating whether a quorum is present at the meeting, but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal.

Quorum

A quorum must be present in person or by proxy to hold the Annual Meeting and will exist if the holders of one-third of the shares entitled to vote at the Annual Meeting are present in person or by proxy at the Annual Meeting. With respect to any matters to be voted on by separate voting groups, the requirement that the holders of one-third of the shares entitled to vote at the Annual Meeting be present applies separately to each separate voting group for purposes of such matters.

We will include abstentions and broker non-votes to determine whether a quorum is present at the Annual Meeting. Our inspector of election for the meeting will determine whether a quorum is present and will tabulate votes cast by proxy or in person. If we do not have a quorum at the Annual Meeting, we expect to adjourn the meeting until we obtain a quorum.

Vote Required to Elect Directors

You may vote either for or withhold authority to vote for all or any of the five nominees named in this Proxy Statement.

To be elected, each nominee for director must receive a plurality of the votes cast at the Annual Meeting. This means that five nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.

Votes that are withheld from any nominee are not counted as a vote “FOR” the director and will have no effect on the vote. Abstentions and broker non-votes are not deemed to be votes cast and will therefore not affect this proposal.

Vote Required to Ratify Appointment of Assentsure

You may cast your vote in favor of, against, or abstain from voting to ratify the appointment of Assentsure as our independent registered accounting firm for fiscal 2024.

To be approved, this proposal must receive the affirmative vote of a majority of votes cast in person or by proxy at the Annual Meeting.

Abstentions are not deemed to be votes cast and will therefore not affect this proposal. There will be no broker non-votes on this proposal because brokers have discretion to vote shares held in street name on this proposal without specific instructions from the beneficial owner of those shares.

Vote Required to Approve the Stock Incentive Plan

You may cast your vote in favor of, against, or abstain from voting to approve the Stock Incentive Plan.

To be approved, this proposal must receive the affirmative vote of a majority of votes cast in person or by proxy at the Annual Meeting.

Abstentions are not deemed to be votes cast and will therefore not affect this proposal. Broker non-votes are not deemed to be votes cast and will therefore not affect this proposal.

Vote Required to Approve the Class A Common Stock Increase

You may cast your vote in favor of, against, or abstain from voting to approve the Class A Common Stock Increase.

To be approved, this proposal must receive the affirmative vote of a majority of votes cast in person or by proxy at the Annual Meeting with respect to (i) the outstanding shares of Class A Common Stock and Class B Common Stock voted at the Annual Meeting, voting together as a single class and (ii) the outstanding shares of Class A Common Stock voted at the Annual Meeting, voting as a separate voting group.

Abstentions are not deemed to be votes cast and will therefore not affect this proposal. Broker non-votes are not deemed to be votes cast and will therefore not affect this proposal.

Vote Required to Approve the Class B Common Stock Increase

You may cast your vote in favor of, against, or abstain from voting to approve the Class B Common Stock Increase.

To be approved, this proposal must receive the affirmative vote of a majority of votes cast in person or by proxy at the Annual Meeting with respect to (i) the outstanding shares of Class A Common Stock and Class B Common Stock voted at the Annual Meeting, voting together as a single class and (ii) the outstanding shares of Class B Common Stock voted at the Annual Meeting, voting as a separate voting group.

Abstentions are not deemed to be votes cast and will therefore not affect this proposal. Broker non-votes are not deemed to be votes cast and will therefore not affect this proposal.

Revoking a Proxy

A stockholder who has given a proxy may revoke it at any time prior to its exercise by:

●   executing and delivering a later-dated proxy;

●   providing written notice of the revocation to the Chief Financial Officer of the Company at the address above; or

●   attending the Annual Meeting and voting in person.

Please note that attending the Annual Meeting alone (without voting in person) is not enough to revoke a proxy.

If you have instructed a broker to vote your shares, you may submit a new, later-dated voting instruction form to your broker or contact your broker.

No Right of Appraisal	Neither North Carolina law, nor our Second Amended and Restated Articles of Incorporation, or our bylaws (the “Bylaws”) provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Proxy Instructions

All shares of Common Stock represented by properly executed proxies returned and not revoked will be voted in accordance with instructions you give in the proxy.

If you return a signed proxy but do not indicate voting instructions, your proxy will be voted as recommended by the Board, or “FOR” the following proposals:

●   electing the five director nominees named in the Proxy Statement;

●  ratifying the appointment of Assentsure as our independent registered public accounting firm for fiscal 2024;

●   approving the Stock Incentive Plan;

●   approving the Class A Common Stock Increase;

●   approving the Class B Common Stock Increase; and

●  in the proxy holder’s best judgment as to any other matters properly brought before the Annual Meeting.

Participants in the Proxy Solicitation

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board in connection with the Annual Meeting. The Company will bear the cost of soliciting proxies. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies personally, by telephone, or otherwise. We will not compensate our directors, officers, or employees for making proxy solicitations on our behalf.

We will reimburse brokers for their expenses in forwarding proxies and proxy materials to the beneficial owners of shares held in street name.

Results of the Annual Meeting	We will report the voting results in a filing with the SEC on a Current Report on Form 8-K within four business days of the conclusion of the Annual Meeting.

If the official results are not available at that time, we will provide preliminary voting results and will provide the final results in an amendment to the Form 8-K as soon as practicable after they become available.

Availability of Proxy Materials	Copies of this Proxy Statement and our annual report on Form 10-K for the year ended December 31, 2023 are available at www.proxyvote.com. These materials may also be obtained by (i) visiting www.proxyvote.com, (ii) calling 1-800-579-1639, or (iii) sending an email to sendmaterial@proxyvote.com prior to June 18, 2024 to receive the materials before the annual Meeting.

Multiple Copies of Notice

You may receive more than one set of the Notice if you hold your shares in more than one brokerage account or your shares are registered in more than one name. Please use each Notice you receive to vote your shares to ensure that all of your votes are counted at the Annual Meeting.

For more information, see the section entitled “Notice Regarding Delivery of Stockholder Documents” below.

Contact for Questions

If you have any questions or need assistance in voting your shares, please contact us at the address and phone number below.

Robert Cook
Chief Financial Officer
Cheetah Net Supply Chain Service Inc.
6201 Fairview Road, Suite 225
Charlotte, North Carolina, 28210
(704) 972-0209

Proposal No. 1 — Election of Directors

Our Board consists of five directors, four of whom are nominated for re-election at the Annual Meeting to serve until the 2025 annual meeting of stockholders and until their respective successors have been elected and qualified or until their earlier resignation or removal. The Nominating and Corporate Governance Committee has also nominated Mr. Huibo Deng for election at the Annual Meeting to replace our departing director, Mr. Vladimir Gavrilovic. The Nominating and Corporate Governance Committee has recommended each nominee for election to our Board.

Set forth below for each nominee for election as a director is a brief statement about the nominee’s age, principal occupation, and business experience, including any directorships with any other public companies, describing the specific individual qualities and skills of each nominee that contribute to the overall effectiveness of the Board and its committees. Each nominee has consented to being named as a nominee and to serve as a director if elected. Although we do not anticipate that any of the nominees named will be unable to serve if elected, the votes will be cast for a substitute nominee selected by the Board unless the number of directors to be elected has been reduced to the number of nominees willing and able to serve on our Board.

the board recommends the election of these nominees:

Name	Age	Director Since	Independent	Occupation
Huan Liu	42	2016	No	Chief Executive Officer, Director, and Chairman of the Board of Directors of the Company
Xianggeng Huang	59	2023	No	Director of Fuzhou Yisheng Mechanical and Electrical Equipment Co., Ltd
Adam Eilenberg	67	2023	Yes	Partner of Eilenberg & Krause LLP
Huiping (Catherine) Chen	48	2023	Yes	Investment Director of Xiamen Chenshen Investment Co., Ltd.
Huibo Deng	41	—	Yes	Visiting Professor at the Institute of Teaching and Curriculum of Chinese Academy of Management Sciences

Nominee Information

Mr. Huan Liu has served as our Chief Executive Officer and our Chairman of the Board of Directors since August 2016, and he has extensive experience in real estate, private equity, and car imports and exports. As the founder and CEO of Cheetah Net, Mr. Huan Liu has been responsible for the management of day-to-day operations and high-level strategizing and business planning, as well as implementing proposed plans and evaluating the success of our Company in achieving its objectives. From 2014 to 2015, Mr. Huan Liu served as the chief executive officer at Beijing Xinyongjia Technology Co., where he was responsible for identifying opportunities for expansion and analyzing operations to identify areas in need of reorganization. From 2012 to 2013, Mr. Huan Liu served as the senior investment manager at Beijing Wanze Investment Management Co. Ltd. and was responsible for developing and implementing risk-based asset allocation models and performance analytics. Mr. Huan Liu received his master’s degree in Finance from the International Business School at Brandeis University in 2012, and his bachelor’s degree in Finance and Law from Harbin Engineer University in 2005.

Mr. Xianggeng Huang has served as our director since July 2023. From 2003 to 2022, Mr. Huang served as the chairman of the board of directors of Fuzhou Yisheng Mechanical and Electrical Equipment Co., Ltd., where he was responsible for running the board of directors, consulting the executives on issues, challenges, and opportunities facing the company, and high-level strategizing and business planning. From 1999 to 2002, Mr. Huang served as a general manager of the Fujian branch of Kone Elevator Co., Ltd., a Finish elevator manufacturer. From 1997 to 1999, he served as a major project manager at Otis Elevator China Co., Ltd. Mr. Huang received his bachelor’s degree in Automated Machinery from Nanjing University of Science and Technology in 1984.

Mr. Adam Eilenberg has served as our independent director since July 2023. Adam Eilenberg is the founding partner of Eilenberg & Krause LLP, a New York law firm specializing in corporate and securities law. Mr. Eilenberg has practiced law since 1980, representing numerous growth companies, angel and institutional investors, and financial intermediaries in the life sciences, technology, software, and food service industries. Mr. Eilenberg has extensive experience in transactions involving the acquisition, transfer, or licensing of technology and intellectual property and in acquisition and liquidity event transactions and related financings, including public offerings. His practice also includes representing seasoned public companies in securities compliance and board governance matters. Mr. Eilenberg has represented numerous clients from the PRC and from Israel in complex international transactions. Mr. Eilenberg received his Juris Doctor degree in 1980 from Harvard Law School, where he served as an editor of the Harvard Law Review. He also studied at the London School of Economics and received his bachelor’s degree in History and Economics from Hamilton College in 1977.

Ms.Huiping (Catherine) Chen has served as our independent director since July 2023, and she has extensive experience in sales and marketing. Since January 2015, Ms. Chen has served as an investment director at Xiamen Chenshen Investment Co., Ltd., and has been responsible for the development and execution of financial investment strategies. From May 2009 to December 2015, she served as a marketing manager at Xiamen Jieou Automotive Electronics Co., Ltd., where she was responsible for brand promotion. From December 2005 to February 2009, Ms. Chen served as a marketing specialist at Dell (China) Co., Ltd., and was responsible for branding campaign planning. Ms. Chen received her associate degree in English from Xiamen City University in 2004.

Mr. Huibo Deng will serve as our independent director starting immediately upon his election at the Annual Meeting. Mr. Deng possesses a robust financial background that encompasses both academic achievements and hands-on experience in the financial industry. With a Bachelor of Science in Finance from Dongbei University of Finance and Economics, followed by a Master's degree in Statistics from Dalarna University and a Ph.D. in Finance from Renmin University of China, he has undergone rigorous training in financial theory, analysis, and management. Mr. Deng has been serving as a Visiting Professor at the Institute of Teaching and Curriculum, Chinese Academy of Management Sciences since September 2021, committed to fostering the next generation of financial leaders. In this role, Mr. Deng delivers insightful courses and lectures, sharing invaluable professional knowledge and experience with students. From January 2023 to July 2023, as the Vice President of Shenzhen Dexun Securities Consulting Co., Ltd., he provided strategic counsel and advisory services to clients navigating the complexities of the financial markets. From June 2017 to November 2018, Mr. Deng served as the General Manager of the Strategic Development Department at China Travel Group Zhonglv Bank Headquarters. In this capacity, Mr. Deng spearheaded efforts to cultivate strategic partnerships, identify new business opportunities, and drive market expansion initiatives.

Vote Required

Our Bylaws provide for a plurality voting standard for the election of directors. This means that the five director nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. As a result, an abstention or a broker non-vote on Proposal 1 will not have any effect on the election of the director nominees.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” ELECTING THE FIVE DIRECTOR NOMINEES NAMED HEREIN TO SERVE AS MEMBERS OF THE BOARD UNTIL THE 2025 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED OR UNTIL THEIR EARLIER RESIGNATION OR REMOVAL. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Corporate Governance Practices and Policies

Board and Committee Independence

The Board determines whether each of our directors is considered independent. For a director to be considered independent, the director must meet the bright-line independence standards under the Nasdaq listing standards. The Board must also affirmatively determine that, in its opinion, each director has no relationship that would interfere with the directors’ exercise of independent judgment in carrying out the director’s responsibilities. In addition to the Nasdaq listing standards, the Board will consider all relevant facts and circumstances in determining whether a director is independent. There are no family relationships among any of our directors, director nominees, and executive officers. The Board has determined that three of our current five directors, Adam Eilenberg, Vladimir Gavrilovic, and Huiping (Catherine) Chen, satisfy the independence requirements of Nasdaq. The Board has also determined that the following nominees satisfy the independence requirements of Nasdaq: Adam Eilenberg, Huibo Deng, and Huiping (Catherine) Chen.

Leadership Structure of the Board

The Board does not have a policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be a non-employee director or an employee. The Board believes that it should have the flexibility to choose this role in any manner that is in the best interests of our Company and our stockholders. Under our Bylaws, the Board of Directors may elect a Chairperson of the Board from among the directors or from among other officers as it may determine to preside at meetings of the stockholders and directors and to perform other duties as the Board may determine.

Currently, our Chairman of the Board, Huan Liu, is also our Chief Executive Officer. We believe that Mr. Liu’s leadership of the Company in this dual role is appropriate for the Company at this time because his involvement with the Company’s operations and business strategy provide the main focus for the Board. The Board does not currently have a lead independent director. The Board believes its current leadership structure is appropriate because Mr. Liu’s leadership ensures the Company maintains continuity as it grows as a public company and affords the Board access to Mr. Liu’s institutional knowledge of the Company.

Board Committees and Meetings

The Board held two meetings during fiscal 2023. No director attended fewer than 75% the aggregate number of all meetings of the Board of Directors and committees on which he or she served during fiscal 2023. The Company expects the directors except Adam Eilenberg to attend the Annual Meeting either in person or by conference call.

Board Committees

The Board has created three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The Board has adopted a formal, written charter for each of the committees under which each committee operates. The charters can be found in the Corporate Governance section of the Investor Relations tab on the Company’s website at https://cheetah-net.com. As a matter of routine corporate governance, each committee reviews its charter and practices on an annual basis to determine whether its charter and practices are consistent with the listing standards of Nasdaq.

Committee Composition

Director	Audit	Compensation	Nominating and Corporate Governance
Adam Eilenberg	X	X	C
Vladimir Gavrilovic	C	X	X
Huiping (Catherine) Chen	X	C	X

C = Committee chairperson; X = Committee member

Audit Committee

The Audit Committee of the Board (the “Audit Committee”) is composed of three independent directors: Vladimir Gavrilovic, who is the chairperson, Adam Eilenberg, and Huiping (Catherine) Chen. Each member of the Audit Committee is an independent director as defined by rules of the SEC and Nasdaq. In addition, the Board of Directors has determined that Vladimir Gavrilovic is an audit committee financial expert as defined by SEC rules.

The Audit Committee has the sole power and authority to select and engage independent auditors for the Company. The Audit Committee reviews with the auditors and with the Company’s management all matters relating to the annual audit of the Company. The Audit Committee held two meetings in fiscal 2023.

Compensation Committee

The Compensation Committee of the Board (the “Compensation Committee”) is composed of three independent directors: Huiping (Catherine) Chen, who is the chairperson, Adam Eilenberg, and Vladimir Gavrilovic.

The Compensation Committee has the power and authority to review and approve the remuneration arrangements for the Company’s executive officers and certain employees. The Compensation Committee also interprets and administers our employee benefit plans, including by selecting participants and approving awards under those plans. The Compensation Committee has the power and authority to form, and delegate authority to, subcommittees. The Compensation Committee did not hold any meetings in fiscal 2023.

Compensation Committee Interlocks and Insider Participation

The Company is not required to provide the disclosure required for Compensation Committee Interlocks and Insider Participation under Item 407(e)(4) of Regulation S-K, since it qualifies as a smaller reporting company.

Compensation Committee Report

The Company is not required to provide the disclosure required for Compensation Committee Report under Item 407(e)(5) of Regulation S-K, since it qualifies as a smaller reporting company.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) is composed of three independent directors: Adam Eilenberg, who is the chairperson, Vladimir Gavrilovic, and Huiping (Catherine) Chen. Each member of the Nominating and Corporate Governance Committee is an independent director as defined by the rules of the SEC and Nasdaq.

The Nominating and Corporate Governance Committee is responsible for identifying, screening, and recommending candidates for membership on the Board. Each year, prior to the annual meeting of stockholders, the Nominating and Corporate Governance Committee recommends nominees to serve as our directors for the following year. The Nominating and Corporate Governance Committee did not hold any meetings in fiscal 2023.

Director Nominating Process

The Nominating and Corporate Governance Committee is responsible for identifying, screening, and recommending candidates for membership on the Board.

The Nominating and Corporate Governance Committee has not yet developed a policy for selecting directors, including any specific minimum requirements or a diversity policy. The Nominating and Corporate Governance Committee will consider any director candidates recommended by stockholders, although there is no formal policy with regard to directors recommended by stockholders, when considering a candidate submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. Nevertheless, the Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and/or the Board does not perceive a need to increase the size of the Board.

There are no specific minimum qualifications that the Nominating and Corporate Governance Committee believes must be met by a Nominating Committee-recommended director nominee. However, the Nominating and Corporate Governance Committee believes that director candidates should, among other things, possess high degrees of integrity and honesty; have literacy in financial and business matters; have no material affiliations with direct competitors, suppliers, or vendors of the Company; and preferably have experience in the Company’s business and other relevant business fields (for example, finance, accounting, law, logistics, and automobile imports and exports). The Nominating and Corporate Governance Committee considers diversity together with the other factors considered when evaluating candidates but does not have a specific policy in place with respect to diversity.

Members of the Nominating and Corporate Governance Committee plan to meet in advance of each of the Company’s annual meetings of stockholders to identify and evaluate the skills and characteristics of each director candidate for nomination for election as a director of the Company. The Nominating and Corporate Governance Committee reviews the candidates in accordance with the skills and qualifications set forth in the Nominating and Corporate Governance Committee’s charter and the rules of the Nasdaq. There are no differences in the manner in which the Nominating and Corporate Governance Committee plans to evaluate director nominees based on whether or not the nominee is recommended by a stockholder.

Board Role in Risk Oversight

Our Board manages the Company’s risk oversight process and receives reports from management on areas of material risk to the Company, including operational, financial, legal, and regulatory risks. The committees of the Board assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board with its oversight of the Company’s major financial risk exposures. The Compensation Committee assists the Board with its oversight of risks arising from the Company’s compensation policies and programs. The Nominating and Corporate Governance Committee assists the Board with its oversight of risks associated with board organization, board independence, and corporate governance. While each committee is responsible for evaluating certain risks and overseeing the management of those risks, the entire Board continues to be regularly informed about the risks.

Code of Ethics

We have a Code of Ethics that applies to all our directors, executive officers, including our principal executive officer, principal financial officer, and principal accounting officer or controller, and employees. The Code of Ethics is publicly available in the Corporate Governance section of the Investor Relations tab on the Company’s website at

https://cheetah-net.com. We intend to post any amendments to or waivers from the Code of Ethics that apply to our principal executive officer, principal financial officer, and principal accounting officer, or persons performing similar functions, on our website.

Anti-Hedging Policy

Our Board adopted an Insider Trading Policy, which prohibits, among other things, our directors, officers, and employees from engaging in any hedging or monetization transactions with respect to the Company’s securities. In addition, our Insider Trading Policy prohibits our directors, officers, and employees from engaging in certain short-term or speculative transactions in the Company’s securities, such as short-term trading, short sales, and publicly traded options, which could create heightened legal risk and/or the appearance of improper or inappropriate conduct by our directors, officers, and employees.

Communications with Directors

Stockholders wishing to communicate with our directors may send a letter to: Cheetah Net Supply Chain Service Inc., 6201 Fairview Road, Suite 225, Charlotte, North Carolina 28210, Attention: Board of Directors. All correspondence sent to that address will be delivered to the appropriate directors by our Chief Financial Officer.

Director Compensation

The compensation of our directors is set by our Board of Directors and reviewed by the Compensation Committee at least annually. The Company does not pay any director who is also an employee of the Company or its subsidiaries for his or her service as director. In addition to reimbursement for reasonable expenses incurred in connection with serving on the Board, in fiscal 2023 we paid our independent directors who served during that year the following compensation:

Director Compensation Table
Name	Fees earned or paid in cash ($)(1)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Xianggeng Huang	20,833.33	—	—	—	—	—	20,833.33
Adam Eilenberg	8,333.33	—	—	—	—	—	8,333.33
Vladimir Gavrilovic	8,333.33	—	—	—	—	—	8,333.33
Huiping (Catherine) Chen	8,333.33	—	—	—	—	—	8,333.33

Notes:

(1)	During the year ended December 31, 2023, Xianggeng Huang earned an annual compensation of $50,000 starting from July 31, 2023, with the actual pro rata amount of $20,833.33 for the year, while Adam Eilenberg, Vladimir Gavrilovic, and Huiping (Catherine) Chen received $20,000 each in annual compensation starting from July 31, 2023, with the actual pro rata amount of $8,333.33 for the year.

Certain Relationships and Related Party Transactions

Review and Approval of Related Party Transactions

We maintain strict policies and procedures for managing related party transactions. Each transaction is thoroughly scrutinized to ensure alignment with our interests and values. Our review and approval process of related party transactions includes the following steps:

●	Identification: Related party transactions are identified by our finance department during the course of business. In order to facilitate this identification process, we diligently maintain a regularly updated list of all known related parties.

●	Disclosure: All identified transactions are disclosed in a standard form that details the nature of the relationship, the transaction description, the dollar amounts involved, and other relevant information.

●	Review: The Audit Committee of our Board is responsible for reviewing the transactions. The Audit Committee assesses the fairness and reasonableness of the transactions, ensuring that they are in our best interests and are in line with market terms of such transactions. This process helps avoid potential conflicts of interest.

●	Approval/Denial: Post-review, the Audit Committee either approves or denies the identified related-party transaction. When the transaction is approved, it is documented and reported in our financial statements in accordance with the applicable accounting standards. In the event that the transaction is denied, steps are taken to remedy any issues, such as unwinding the transaction or obtaining additional independent third-party evaluations.

These policies and procedures are designed to ensure that all related party transactions are conducted at arm’s length without any preferential treatment.

Related Party Transactions

During the years ended December 31, 2023 and 2022, we engaged in transactions with Mr. Huan Liu, who is our Chief Executive Officer and Chairman of the Board of Directors.

Due to a related party

Amount due to a related party represents amounts due to the Company’s Chief Executive Officer and Chairman of the Board of Directors, Mr. Huan Liu, for funds borrowed for working capital purposes during the Company’s ordinary course of business. These payables are unsecured, non-interest bearing, and due on demand.

During the year ended December 31, 2023, the Company borrowed an aggregate of $45,798 from Mr. Huan Liu, applying such funds similarly as working capital for purchasing vehicles. The Company made repayments to Mr. Huan Liu in the amounts of $32,375 during the year ended December 31, 2023. As a result of these transactions, the balance due to Mr. Huan Liu was $13,423 as of December 31, 2023.

During the year ended December 31, 2022, the Company borrowed an aggregate of $313,464 from Mr. Huan Liu directly, or indirectly through Mr. Huan Liu’s third-party business contacts on his behalf. These advances are used as working capital and used to fund the purchase of vehicles. The Company also made repayments to Mr. Huan Liu in the amount of $1,449,054. As a result of these transactions, the balance due to Mr. Huan Liu was nil as of December 31, 2022.

Our Executive Officers

The table and biographies below identify our executive officers, the term they have served with us, and their business experience:

Name	Age	Office and Position
Huan Liu	42	Chief Executive Officer, Director, and Chairman of the Board of Directors of the Company
Robert Cook	68	Chief Financial Officer of the Company
Walter Folker	67	Vice President of Procurement of the Company

Mr. Huan Liu, the Chairman of the Board, is the Chief Executive Officer of the Company. His biographical information is set forth above under “Proposal No. 1 — Election of Directors.”

Mr. Robert Cook has served as our Chief Financial Officer since October 2022. He has extensive experience in corporate finance, SEC reporting, public accounting, investor relations, and corporate administration including management of internal controls. Mr. Cook is the founder and principal of RWC Consulting, LLC, a financial consulting company established in December 2016, where he is responsible for advising management and boards of directors of public and private companies on pre- and post-IPO financing opportunities. From June 2020 until April 2021, Mr. Cook served as the chief financial officer and corporate secretary of RenovaCare, Inc. (OTC: RCAR), where he was responsible for all financial functions, investor and public relations, and corporate administration including his duties as corporate secretary, From February 2017 to February 2020, Mr. Cook served as the chief financial officer at CorMedix Inc. (Nasdaq: CRMD) and was in charge of the company’s overall financial management, investor and public relations, and business development. From January 2016 to June 2016, Mr. Cook served as the chief financial officer at BioBlast Pharma Ltd. (Nasdaq: ORPN), where he was responsible for all financial functions, investor relations, and corporate administration. Mr. Cook also served as the chief financial officer at several other Nasdaq-listed companies, including Strata Skin Science Inc. (Nasdaq: SSKN) from April 2014 to January 2016, Immune Pharmaceuticals Inc. (Nasdaq: IMNP) from August 2013 to April 2014 and its predecessor EpiCept Corporation from April 2004 until August 2013, including one year as the company’s interim chief executive officer, and Pharmos Corporation (Nasdaq: PARS) from December 1997 to April 2004, respectively. Mr. Cook received his bachelor’s degree in International Finance from Kogod School of Business of the American University in 1977.

Mr. Walter Folker has served as our Vice President of Procurement since March 2022, and is responsible for developing our procurement strategies and plans, as well as formulating and managing short- and long-term objectives. From November 2017 to March 2022, Mr. Folker served as an acquisition manager at Cheetah Net and was responsible for recruiting and managing our purchasing agents and coordinating and overseeing our miscellaneous procurement support activities. From April 2012 to October 2017, Mr. Folker served as a sales associate at Hendrick Auto Group, where he was responsible for building and maintaining an extensive client portfolio as well as inspecting and appraising vehicles to make recommendations about trade-in values and competitive models. From November 2009 to January 2012, Mr. Folker served as a portfolio officer at Bank of America and was responsible for managing over 330 portfolios containing an average of two individual loan accounts ranging in value from $500 to $150,000. Mr. Folker received his bachelor’s degree in Forest Resources Management from the University of Montana in 1981, and his master’s degree in Internal Medicine from Oregon Health & Science University in 1998.

Executive Compensation

Executive Compensation Tables

The following table sets forth the compensation paid by us during fiscal 2023 and fiscal 2022 for services performed on our behalf with respect to the persons who served as our named executive officers as of December 31, 2023 and for fiscal 2023. Our named executive officers are Mr. Liu, Mr. Cook, and Mr. Folker. Mr. Liu serves as our Chairman and Chief Executive Officer; Mr. Cook serves as our Chief Financial Officer; and Mr. Folker serves as our Vice President of Procurement.

Executive Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
Huan Liu,	2023	72,000.00	-	-	-	-	-	-	72,000.00
CEO and Chairman of the Board of Directors	2022	72,000.00	-	-	-	-	-	-	72,000.00
Robert Cook,	2023	141,675.00	-	-	-	-	-	-	141,675.00
CFO	2022	13,875.00	-	-	-	-	-	-	13,875.00
Walter Folker,	2023	60,000.00	45,000.00	-	-	-	-	-	105,000.00
Vice President of Procurement	2022	51,000.00	58,806.25	-	-	-	-	-	109,806.25

Agreements with Named Executive Officers

We have entered into an employment agreement with Huan Liu, our Chief Executive Officer, Robert Cook, our Chief Financial Officer, and Walter Folker, our Vice President of Procurement. A summary of the terms of each of these executive offer letters is set forth below. Currently, the annual compensation of each of the executive officers is fixed by our Compensation Committee. The named executive officers are also entitled to participate in our benefit plans, which such benefits are generally available to all full-time employees.

On March 1, 2022, we entered into an employment agreement with Huan Liu. Pursuant to his employment agreement, effective March 1, 2022, Mr. Huan Liu started serving as the Chief Executive Officer of our Company for an employment term of three years, responsible for overseeing the operations of all divisions in our Company. As consideration for his services, Mr. Huan Liu is entitled to a base salary of $72,000 and equity rewards depending on the annual performance of our Company. The agreement will automatically renew unless terminated by either party. The agreement may be terminated upon mutual written consent of Mr. Huan Liu and our Company. At any time after 12 months from the effective date of the agreement, Mr. Huan Liu may terminate the agreement (a) upon 30 days’ prior written notice to our Company or (b) immediately if Mr. Huan Liu is subject to materially diminished duties or responsibilities. We may terminate the agreement (i) without prior notice and without further obligation for reasons of just cause, such as fraud, theft, conviction of a felony, improper or dishonest action, or significant acts of misconduct, on the part of Mr. Huan Liu or any of his agents providing services to our Company, and (ii) without just cause upon 30 days’ written notice to Mr. Huan Liu.

On October 26, 2022, we entered into an employment agreement with Robert Cook. Pursuant to his employment agreement, Mr. Cook started serving as the Chief Financial Officer of our Company on October 26, 2022, responsible for the Company’s overall financial management, tax compliance, and accounting related matters. As consideration for his services, Mr. Cook is entitled to a base salary of $150,000 per year, plus additional bonuses earned in accordance with our Company’s practices. This employee agreement is “at will,” namely, both Mr. Cook and the Company have the right to terminate his employment at any time for any reason. In the event that either party wishes to terminate Mr. Cook’s employment with the Company, the party initiating the termination shall provide the other party with two weeks' written notice in advance. Mr. Cook further agrees and acknowledges that any bonus payable to him will be made, if any, at the sole discretion of the Company.

On March 1, 2022, we entered into an employment agreement with Walter Folker. Pursuant to his employment agreement Mr. Folker started serving as the Vice President of Procurement of our Company on March 1, 2022, for an employment term of three years, responsible for developing organizational procurement strategies and plans as well as coordinating and overseeing our Company’s procurement. Pursuant to the agreement, Mr. Folker is entitled to an annual base salary of $52,000 plus any commissions or bonuses earned in accordance with our Company’s practices. Starting from the second calendar year of his employment, the annual base salary will increase to $60,000. The agreement will automatically renew unless terminated by either party. The agreement may be terminated upon mutual written consent of Mr. Folker and our Company. At any time after 12 months from the effective date of the agreement, Mr. Folker may terminate the agreement (a) upon 30 days’ prior written notice to our Company or (b) immediately if Mr. Folker is subject to materially diminished duties or responsibilities. We may terminate the agreement (i) without prior notice and without further obligation for reasons of just cause, such as fraud, theft, conviction of a felony, improper or dishonest action, or significant acts of misconduct, on the part of Mr. Folker or any of his agents providing services to our Company, and (ii) without just cause upon 30 days’ written notice to Mr. Folker.

Outstanding Equity Awards at 2023 Fiscal Year End

None.

Retirement Plans

The Company maintains a tax-qualified defined contribution plan that meets the requirements of Section 401(k) of the Internal Revenue Code (the “Code”), commonly called a 401(k) plan, for substantially all of its employees. The 401(k) plan is made available on the same basis to all employees, including the named executive officers. Each participant in the 401(k) plan is able to elect to defer from 0% to 100% of compensation, subject to limitations under the Code and Employee Retirement Income Security Act.

Clawback

We have adopted a Compensation Recovery Policy effective as of November 20, 2023 that complies with the Nasdaq’s new clawback rules promulgated under the SEC’s Rule 10D-1. Under this policy, the Compensation Committee must determine and recover the excess compensation related to all incentive-based compensation that was paid to our executive officers based on financial statements that were subsequently restated. The policy provides that if the Compensation Committee determines that there has been a material restatement of publicly issued financial results from those previously issued to the public, the Compensation Committee will review all incentive-based compensation made to executive officers during the three-year period prior to the restatement. If such payments would have been lower had they been calculated based on such restated results, our Compensation Committee will recoup the payments in excess of the amount that would have been received had it been determined based on the restated amounts.

Additionally, the Sarbanes-Oxley Act of 2002 subjects incentive-based compensation and stock sale profits of our CEO and CFO to forfeiture in the event of an accounting restatement resulting from any non-compliance, as a result of their misconduct, with any financial reporting requirement under securities laws.

Security Ownership of Certain Beneficial Owners and Management

The following table provides information as of April 22, 2024, concerning beneficial ownership of our shares of Class A and Class B Common Stock known to us to be held by (1) our named executive officers, (2) our directors, (3) our named executive officers and directors as a group, and (4) each person or entity we know to beneficially own more than five percent of our shares of Class A or Class B Common Stock. The percentages of shares owned shown in the table below are based on 10,938,329 shares of Class A Common Stock and 8,250,000 shares of Class B Common Stock outstanding as of April 22, 2024.

	Class A Common Stock		Class B Common Stock		Voting Power
	Number	%	Number	%	%
Directors and Executive Officers(1):
Huan Liu(2)	—	—	8,250,000	100%	91.88%
Robert Cook	—	—	—	—	—
Walter Folker	—	—	—	—	—
Xianggeng Huang	2,250,000	20.57%	—	—	1.67%
Adam Eilenberg	—	—	—	—	—
Vladimir Gavrilovic	—	—	—	—	—
Huiping (Catherine) Chen	—	—	—	—	—
All directors and executive officers as a group (seven individuals):	2,250,000	20.57%	8,250,000	100%	93.55%

5% Stockholders:
FAIRVIEW EASTERN INTERNATIONAL HOLDINGS LIMITED(2)	—	—	8,250,000	100%	91.88%
Xiaolin Tang	1,500,000	13.71%	—	—	1.11%
Yan Xiao	1,500,000	13.71%	—	—	1.11%
Grand Bright International Holdings Limited(3)	1,200,000	10.97%	—	—	0.89%
Rapid Proceed Limited(4)	1,000,000	9.14%	—	—	0.74%
Juguang Zhang	1,272,329	11.63%	—	—	0.94%

Notes:

(1)	Unless otherwise indicated, the business address of each of the individuals is 6201 Fairview Road, Suite 225, Charlotte, North Carolina, 28210.
(2)	The number of shares of Class B Common Stock beneficially owned represents 8,250,000 shares of Class B Common Stock held by FAIRVIEW EASTERN INTERNATIONAL HOLDINGS LIMITED, a British Virgin Islands company, which is 100% owned by Huan Liu. The registered address of FAIRVIEW EASTERN INTERNATIONAL HOLDINGS LIMITED is Vistra Corporate Services Center, Wickhams Cay II, Road Town, Tortola, VG1110, the British Virgin Islands.
(3)	The number of shares of Class A Common Stock beneficially owned represents 1,200,000 shares of Class A Common Stock held by Grand Bright International Holdings Limited, a British Virgin Islands company, which is 100% owned by Ying-Chang Yuan. The registered address of Grand Bright International Holdings Limited is Wickhams Cay II, Road Town, Tortola, VG1110, the British Virgin Islands.
(4)	The number of shares of Class A Common Stock beneficially owned represents 1,000,000 shares of Class A Common Stock held by Rapid Proceed Limited, a British Virgin Islands company, which is 100% owned by Huoyuan Chen. The registered address of Rapid Proceed Limited is 2501, Unit 3, Building 5, Shimao Aolin Garden, Beijing, China.

Section 16(a) Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers and those who beneficially own more than 10% of shares of our Class A Common Stock to file initial reports of ownership and reports of changes in ownership of our Class A Common Stock with the SEC. You can view these reports on the SEC’s website at www.sec.gov.

During the year ended December 31, 2023, our officers, directors, and greater than 10% beneficial owners did not timely comply with the filing requirements of Section 16(a) of the Exchange Act.

Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

While stockholder ratification of the Company’s independent registered public accountants is not required by our Articles of Incorporation, Bylaws, or otherwise, the Audit Committee and management believe that it is desirable and a matter of good corporate practice for stockholders to ratify the Company’s selection of the independent registered public accountants. Therefore, the Audit Committee is requesting that stockholders approve the proposal to ratify the appointment of Assentsure as the independent registered public accounting firm for the Company for the year ending December 31, 2024.

The Audit Committee values the input of our stockholders. In the event that stockholders do not approve this proposal, the Audit Committee will consider that fact when it selects the independent registered public accountants for the following year. The Audit Committee may, in its discretion, replace Assentsure as the independent registered public accounting firm at a later date without stockholder approval.

Assentsure has acted as our independent registered public accountants since October 2, 2023. A representative of Assentsure will be present at the Annual Meeting, either in person or by telephone, to respond to appropriate questions and will have an opportunity to make a statement if he or she desires to do so.

Vote Required

The selection of our independent registered public accounting firm for the year ending December 31, 2024 will be ratified upon the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting. Abstentions are not deemed to be votes cast and will therefore not affect this proposal. However, brokerage firms have authority to vote shares held in street name on this proposal without specific instructions from the beneficial owner of those shares. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Board Recommendation

The Board recommends that you vote “for” ratifying the appointment of ASSENTSURE to serve as the Company’s independent registered public accounting firm for the year ending DECEMBER 31, 2024. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Proposal No. 3 — Approval of Cheetah Net Supply Chain Service Inc. 2024 Stock Incentive Plan

Overview and Purpose of the Stockholder Approval

You are being asked to approve our Stock Incentive Plan. Approval of the Stock Incentive Plan by our stockholders will enable us to incentivize our key employees, consultants, officers, and directors with long-term compensation awards, such as stock options, restricted stock, and restricted stock units. Stock incentives may form an integral part of the compensation paid to our employees, particularly those in positions of key importance, and directors. The Stock Incentive Plan is important to our ability to continue to attract, retain, engage highly motivated and qualified employees, particularly in the competitive labor market that exists today, and to attract independent directors.

No Appraisal Rights

Neither North Carolina law nor our Second Amended and Restated Articles of Incorporation or the Bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with the approval of the Stock Incentive Plan.

Background

Under the Stock Incentive Plan, awards of options, restricted Stock, restricted stock units, or other awards may be granted to any employee, consultant, and director of the Company and/or such other individuals whom the Compensation Committee or any other committee designated by the Board administering the Stock Incentive Plan from time to time selects, including prospective employees conditioned on their becoming employees of the Company (collectively, “Eligible Persons”). The purpose of the Stock Incentive Plan is to further the growth and development of the Company by (i) providing, through ownership of stock of the Company and other equity-based awards, an incentive to its Eligible Persons who are in a position to contribute materially to the prosperity of the Company, (ii) increasing such persons’ interests in the Company’s welfare by encouraging them to continue their services to the Company, and (iii) attracting individuals of outstanding ability to become Eligible Persons of the Company.

Terms of the Plan

The following summary of the material terms of the Stock Incentive Plan does not purport to be complete and is qualified in its entirety by the terms of the Stock Incentive Plan, a copy of which is attached to this Proxy Statement as Appendix A.

Administration and Eligibility

The Stock Incentive Plan is to be administered by the Compensation Committee; provided, however, that the Board shall have the right to exercise, in whole or in part, the authority of the Compensation Committee with respect to certain persons or classes of persons as participants to whom any award is granted under the Stock Incentive Plan (“Participants”), in which case as to those persons and as to such authority taken or retained by the Board, references to the Compensation Committee herein shall refer to the Board. Subject to applicable law, the Compensation Committee may delegate some or all of its power and authority with respect to the Stock Incentive Plan to the Board or to the Chief Executive Officer or other executive officer of the Corporation as the Compensation Committee deems appropriate; provided, however, that the Compensation Committee may not delegate its power and authority with regard to the selection for Participants in the Stock Incentive Plan of an officer, director, or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing, or amount of an award to such an officer, director, or other person.

Except for the terms and conditions explicitly set forth in the Stock Incentive Plan, the Compensation Committee shall have full power and exclusive authority and discretion, subject to such orders or resolutions not inconsistent with the provisions of the Stock Incentive Plan as may from time to time be adopted by the Board or the Compensation Committee, to: (i) select the Eligible Persons to whom awards may from time to time be granted under the Stock Incentive Plan; (ii) determine the type or types of awards to be granted to each Eligible Person under the Stock Incentive Plan; (iii) determine the number of shares of Common Stock to be covered by each award granted under the Stock Incentive Plan; (iv) determine the terms and conditions of any award granted under the Stock Incentive Plan; (v) approve the forms of award agreements for use under the Stock Incentive Plan; (vi) determine whether, to what extent and under what circumstances awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an award shall be deferred either automatically or at the election of the Participant; (viii) interpret and administer the Stock Incentive Plan, any award agreements and any other instrument or agreement entered into under the Stock Incentive Plan; (ix) establish such rules and regulations and appoint such agents as it shall deem appropriate in its sole discretion for the proper administration of the Stock Incentive Plan; (x) reconcile any inconsistency, correct any defect, and supply any omission in the Stock Incentive Plan, or any award or award agreement; (xi) make all factual and legal determinations under the Stock Incentive Plan, awards, and award agreements; (xii) add provisions to an award or award agreement, or vary the provisions of an award, to accommodate the laws of applicable foreign jurisdictions and provide Participants with favorable treatment under these laws; and (xiii) make any other determination and take any other action that the Compensation Committee deems necessary or desirable in its sole discretion for administration of the Stock Incentive Plan. Decisions of the Compensation Committee shall be final, conclusive, and binding on all persons, including the Company, any Participant, any stockholder, and any person eligible to receive an award under the Stock Incentive Plan.

The Compensation Committee in its exclusive discretion may make non-uniform and selective determinations among Eligible Persons to receive awards, regardless of whether such Eligible Persons have received or not yet received awards before or are similarly situated as prior recipients of awards.

Share Limit

The maximum aggregate number of shares of Common Stock available for issuance under the Stock Incentive Plan shall be 2,500,000 shares of Class A Common Stock and 500,000 shares of Class B Common Stock. The number of shares of Common Stock available for issuance under the Stock Incentive Plan shall automatically increase on the first trading day in January each calendar year during the term of the Stock Incentive Plan, beginning on the first trading day in January 2025, by an amount equal to 10% of the total number of shares of Common Stock outstanding, as measured as of the last trading day in the immediately preceding calendar year, or such fewer number of shares of Class A Common Stock as may be determined by the Board prior to the effective date of any such annual increase , but in no event shall any such annual increase exceed 4,500,000 shares of Class A common Stock and 500,000 shares of Class B Common Stock.

Stock Options

The Compensation Committee may grant either qualified options, which are options that qualify as incentive stock options under Section 422(b) of the Internal Revenue Code, or non-qualified stock options. A stock option entitles the recipient to purchase a specified number of shares of Common Stock at a fixed price subject to terms and conditions set by the Compensation Committee, including conditions for exercise that must be satisfied, which typically will be based solely on the continued provision of services as an employee or consultant. The purchase price of shares of Common Stock covered by an option under the Stock Incentive Option cannot be less than 100% of the fair market value of the Common Stock, determined as of the date on which the granting of an option is authorized by the Compensation Committee or such other date as may be specified in such authorization. Fair market value of the Common Stock is generally equal to the closing price for the Common Stock on a trading date.

Restricted Stock Awards

A restricted stock award gives the recipient a stock award subject to restriction on sale. The Compensation Committee determines the terms and conditions of restricted stock awards, including the number of shares of restricted stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award generally will have the rights of a stockholder from the date of grant of the award, including the right to vote the shares of Common Stock and the right to receive cash dividends as well as share and property distributions on the shares.

Restricted Stock Units

A restricted stock unit gives the recipient the right to receive a number of shares of the Company’s Common Stock on the applicable vesting or later delivery dates. Delivery of the underlying restricted stock may be deferred beyond vesting as determined by the Compensation Committee. The Compensation Committee determines the terms and conditions of restricted stock units, including the number of units granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a restricted stock unit award will not have voting rights with respect to the award and possess no incidents of ownership with respect to the underlying Common Stock until shares are delivered.

Term, Termination, and Amendment

Subject to applicable laws, the Board may amend, suspend, or terminate the Stock Incentive Plan or any portion of the Stock Incentive Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable laws, stockholder approval shall be required for any amendment to the Stock Incentive Plan. Unless sooner terminated as provided herein, the Stock Incentive Plan shall terminate 10 years from the effective date of the Stock Incentive Plan. After the Stock Incentive Plan is terminated, no future awards may be granted, but awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Stock Incentive Plan’s terms and conditions.

Subject to applicable laws and the Stock Incentive Plan, the Compensation Committee will have the exclusive authority and discretion to amend any award or award agreement. If the amendment will have a material adverse effect on a Participant’s rights, or result in a material increase in the Participant’s obligations, the Compensation Committee must obtain the Participant’s written consent to the amendment.

Vote Required

The Approval of the Stock Incentive Plan requires the affirmative vote of a majority of votes cast in person or by proxy at the Annual Meeting. Abstentions are not deemed to be votes cast and will therefore not affect this proposal. Broker non-votes are not deemed to be votes cast and will therefore not affect this proposal.

Board Recommendation

The Board recommends that you vote “for” approving the STOCK INCENTIVE plan. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Proposals No. 4 and No. 5—Approval of the Class A Common Stock Increase and the Class B Common Stock Increase

Our Second Amended and Restated Articles of Incorporation authorize the issuance of 91,750,000 shares of Class A Common Stock and 8,250,000 shares of Class B Common Stock. Except as required by law, Class B Common Stock and Class A Common Stock vote as a single class. Holders of Class A Common Stock and Class B Common Stock have the same rights except for voting and conversion rights. In respect of matters requiring the votes of stockholders, each share of Class A Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to 15 votes and is convertible into Class A Common Stock at any time after issuance at the option of the holder on a one-to-one basis. The shares of Class A Common Stock are not convertible into shares of any other class.

As of April 22, 2024, we had 10,938,329 shares of Class A Common Stock issued and outstanding and 8,250,000 shares of Class B Common Stock issued and outstanding. The Board believes that it is desirable and in the best interests of our stockholders to have a sufficient number of additional shares of Class A Common Stock and Class B Common Stock available for issuance from time to time, as the occasion may arise, for future possible financing and acquisition transactions and for other proper corporate purposes. The Board believes that an increased level of authorized Class A Common Stock and Class B Common Stock would benefit us in our ability to pursue our strategies intended to support planned growth and enhance stockholder value.

Accordingly, the Board has approved, and recommends that our stockholders approve, the Third Amended and Restated Articles of Incorporation to increase the number of shares of each class of our Common Stock authorized to be issued to 891,750,000 shares of Class A Common Stock and 108,250,000 shares of Class B Common Stock.

As of the date of this Proxy Statement, we have no definitive plan, arrangements, or understandings to issue any of the additional shares of Class A Common Stock or Class B Common Stock that would be available as a result of the approval of Proposals No. 4 and No. 5.

Possible Effects of the Class A Common Stock Increase and the Class B Common Stock Increase

The additional shares of Class A Common Stock and Class B Common Stock proposed to be authorized under Proposals No. 4 and No. 5 would have rights identical to our current Class A Common Stock and Class B Common Stock, respectively. Stockholder approval of Proposals No. 4 and No. 5 and the issuance of shares of Class A Common Stock and Class B Common Stock authorized thereby would not impact the rights of the holders of our currently outstanding Class A Common Stock or Class B Common Stock, except for effects incidental to increasing the number of shares of Class A Common Stock and Class B Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Class A Common Stock and Class B Common Stock.

The Board will have the authority to issue the additional authorized shares of Class A Common Stock and Class B Common Stock without requiring future stockholder approval of such issuances, except as may be required by North Carolina law, the Third Amended and Restated Articles of Incorporation and the Bylaws, as they may be amended from time and time, Nasdaq listing rules, or other applicable rules and regulations.

Effectiveness of Change

If Proposals No. 4 and No. 5 are approved at the Annual Meeting, we will execute and file, as soon as reasonably practicable, the Third Amended and Restated Articles of Incorporation with the Secretary of State of the State of North Carolina, and the Third Amended and Restated Articles of Incorporation will be effective as of the date of such filing. Assuming Proposals No. 4 and No. 5 are both approved, the full text of the Third Amended and Restated Articles of Incorporation that would be filed with the Secretary of State of the State of North Carolina is attached as Appendix B to this Proxy Statement.

Vote Required

The Approval of the Class A Common Stock Increase requires the affirmative vote of a majority of votes cast in person or by proxy at the Annual Meeting with respect to (i) the outstanding shares of Class A Common Stock and Class B Common Stock voted at the Annual Meeting, voting together as a single class and (ii) the outstanding shares of Class A Common Stock voted at the Annual Meeting, voting as a separate voting group. Abstentions are not deemed to be votes cast and will therefore not affect this proposal. Broker non-votes are not deemed to be votes cast and will therefore not affect this proposal.

The Approval of the Class B Common Stock Increase requires the affirmative vote of a majority of votes cast in person or by proxy at the Annual Meeting with respect to (i) the outstanding shares of Class A Common Stock and Class B Common Stock voted at the Annual Meeting, voting together as a single class and (ii) the outstanding shares of Class B Common Stock voted at the Annual Meeting, voting as a separate voting group. Abstentions are not deemed to be votes cast and will therefore not affect this proposal. Broker non-votes are not deemed to be votes cast and will therefore not affect this proposal.

Board Recommendation

The Board recommends that you vote “for” approving the CLASS A COMMON STOCK INCREASE AND THE CLASS B COMMON STOCK INCREASE. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THESE PROPOSALS UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Matters Relating to the Independent Registered Public Accounting Firm

On October 2, 2023, the Audit Committee approved the dismissal of Marcum Asia CPAs LLP (“Marcum Asia”) and the engagement of Assentsure to serve as the independent registered public accounting firm of the Company for the year ended December 31, 2023.

Prior to the engagement of Marcum Asia on February 9, 2023, Friedman LLP (“Friedman”), which based on the information provided to the Company by Friedman, combined with Marcum LLP effective September 1, 2022, was the independent registered public accounting firm for the Company and audited the Company’s financial statements for the year ended December 31, 2021. Marcum Asia was the Company’s independent registered public accounting firm from February 9, 2023 to October 2, 2023. Marcum Asia’s report on the Company’s financial statements for the year ended December 31, 2022 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s years ended December 2022 and 2021 and through October 2, 2023, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Marcum Asia and Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Marcum Asia or Friedman’s satisfaction, would have caused Marcum Asia and Friedman to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements for such periods. Furthermore, during the Company’s years ended December 31, 2022 and 2021 and through October 2, 2023, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, other than the material weaknesses reported by management in the Risk Factors section of the Company’s registration statement on Form S-1 (File No. 333-271185), as amended.

The Company has provided Marcum Asia with a copy of the above disclosure and requested that Marcum Asia furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of Marcum Asia’s letter dated October 5, 2023 was attached as Exhibit 16.1 to the Current Report on Form 8-K filed by the Company on October 2, 2023.

During the Company’s years ended December 31, 2022 and 2021 and through October 2, 2023, neither the Company nor anyone on its behalf consulted Assentsure with respect to any matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Pre-Approval Policy

To date, Assentsure has not performed any non-audit services for the Company. The Audit Committee intends to develop a pre-approval policy for all non-audit work performed by Assentsure during fiscal 2024.

Fees

Aggregate fees billed to the Company for services rendered by Friedman, Assentsure, and Marcum Asia for the years ended December 31, 2023 and 2022, respectively, were:

	2023	2022
Audit Fees(1)	$431,810	$385,000
Audit-Related Fees(2)	82,800	—
Tax Fees(3)	—	—
All Other Fees(4)	—	10,000
Total Fees	$514,610	$395,000

(1)	“Audit fees” are fees for professional services for the audit of the Company’s consolidated financial statements included in our Annual Report on Form 10-K and the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the Sarbanes-Oxley Section 404 internal control audit, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
(2)	“Audit-related fees” are fees related to assurance and related services that are traditionally performed by an external auditor.
(3)	“Tax fees” are fees related to preparing the Company’s tax returns as well as fees for tax compliance, advice, and planning.
(4)	“All other fees” are fees billed for any services not included in the first three categories.

Audit Committee Report

Management is responsible for the Company’s accounting and financial reporting process. Our external auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the external auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the external auditors. The Audit Committee discussed with the external auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The Company’s external auditors also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the external auditor’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the external auditors about the firm’s independence.

Based on the Audit Committee’s discussion with management and the external auditors and the Audit Committee’s review of the representation of management and the report of the external auditors to the Audit Committee, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC. The Audit Committee has also approved, subject to stockholder ratification, the appointment of Assentsure as the Company’s external auditors for the year ending December 31, 2024.

Audit Committee
Vladimir Gavrilovic, Chair
Adam Eilenberg
Huiping (Catherine) Chen

Other Important Information

Stockholder Proposals for the 2025 Annual Meeting

Any stockholder who intends to present a proposal at our 2025 annual meeting of stockholders must deliver notice of the proposal to the Company at this address:

Huan Liu
Chief Executive Officer
Cheetah Net Supply Chain Service Inc.
6201 Fairview Road, Suite 225
Charlotte, North Carolina, 28210
(704) 972-0209

We must receive any stockholder proposals by December 27, 2024, if the proposal is submitted for inclusion in our proxy materials for the 2025 annual meeting of stockholders pursuant to Exchange Act Rule 14a-8, for those proposals to be considered timely.

If the date of our 2025 annual meeting of stockholders has been changed by more than 30 days before or more than 60 days after the first anniversary of this Annual Meeting, you must submit your proposal not later than the close of business on (1) the 90th day prior to the 2025 annual meeting or (2) the 10th day following the day on which public disclosure of the 2025 annual meeting is first made. Stockholders may nominate candidates for the Board by the same deadlines as proposals for business to come before the 2025 annual meeting of stockholders. Each notice of business or nomination must set forth the information required by our Bylaws. Submitting a notice does not ensure that the proposal will be raised at our annual meeting.

Notice Regarding Delivery of Stockholder Documents

The SEC permits us to send a single set of annual disclosure documents to stockholders who share an address, unless you have instructed us otherwise. This “householding” process reduces the volume of duplicate information you receive and reduces our printing and mailing expenses. If you share an address with another stockholder and have received only one Notice, but you would prefer to continue receiving a separate Notice, you may request a separate Notice at no cost to you by writing to the Company at Cheetah Net Supply Chain Service Inc., 6201 Fairview Road, Suite 225, Charlotte, North Carolina 28210, or by calling (704) 972-0209. Alternatively, if you are currently receiving multiple Notices at the same address and wish to receive a single Notice in the future, you may contact us by calling or writing to us at the telephone number or address given above.

If you are a beneficial owner, your broker may deliver only one Notice to stockholders who have the same address unless the broker has received contrary instructions from one or more of the stockholders. If you wish to receive a separate Notice, now or in the future, you may contact us at the address or telephone number above and we will promptly deliver a separate Notice. Beneficial owners sharing an address who are currently receiving multiple Notices and wish to receive a single Notice in the future should contact their broker to request that only a single Notice be delivered to all stockholders at the shared address in the future.

Additional Information

Upon written request by any stockholder, we will furnish a copy of our Annual Report on Form 10-K for fiscal 2023, this Proxy Statement, and other proxy materials without charge, except that copies of any exhibit will be furnished once the requesting stockholder has paid the Company’s reasonable expenses in furnishing the exhibit. Please direct any written requests to our principal executive offices at:

Cheetah Net Supply Chain Service Inc.
6201 Fairview Road, Suite 225

Charlotte, North Carolina 28210

Stockholders may also view our Annual Report on Form 10-K, this Proxy Statement, and other proxy materials at www.proxyvote.com.

Appendix A

CHEETAH NET SUPPLY CHAIN SERVICE INC.

2024 STOCK INCENTIVE PLAN

SECTION 1

PURPOSES AND EFFECTIVE DATE

This Stock Incentive Plan (the “Plan”) is established to (a) promote the long-term interests of Cheetah Net Supply Chain Service Inc., a North Carolina corporation (the “Corporation”), and its stockholders by strengthening the ability of the Corporation to attract, motivate and retain employees, officers, and other persons who provide valuable services to the Corporation and its subsidiaries, (b) encourage such persons to hold an equity interest in the Corporation, (c) foster the continued involvement and support of key Principal(s) (defined below) of the Corporation, and (d) enhance the mutuality of interest between such persons and stockholders in improving the value of the Corporation’s common stock.

This Plan will become effective upon its adoption by the Board and approval by the stockholders of the Corporation (the “Effective Date”). The Board may amend or restate the Plan in the future (the “Amended Plan”), subject to subsequent approval by the stockholders of the Corporation (the “Amended Plan Effective Date”). If the Amended Plan is approved by the Corporation’s stockholders, Awards granted prior to the Amended Plan Effective Date shall remain subject to the terms of the Plan. If the Corporation’s stockholders do not approve the Amended Plan, the Plan and the Awards granted thereunder shall continue in effect in accordance with their terms.

SECTION 2

DEFINITIONS

As used in the Plan, the following terms will have the respective meanings set forth below, and other capitalized terms used in the Plan will have the respective meanings given such capitalized terms in the Plan.

“Award” means any Option, Restricted Stock, Restricted Stock Unit, dividend equivalent or other award granted under the Plan.

“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan.

“Board” means the Board of Directors of the Corporation.

“Code” means the Internal Revenue Code of 1986, as amended, and any reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

“Common Stock” means the Corporation’s Class A common stock and Class B common stock, or any other security into which the Class A common stock and Class B common stock shall be changed pursuant to the adjustment provisions of Section 12.

“Consultant” means any natural person who is engaged by the Corporation or any Subsidiary to render consulting or advisory services.

“Director” means a member of the Board who is not an Employee.

“Employee” means an officer or other employee of the Corporation or a Subsidiary, including a member of the Board who is an employee of the Corporation or a Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

“Fair Market Value” of shares of Common Stock as of any date means, (a) if the shares of Common Stock are listed or admitted to trading on the New York Stock Exchange, Nasdaq Stock Market or other principal national securities exchange, the per share closing price of the Common Stock as reported on the New York Stock Exchange, Nasdaq Stock Market or other principal national securities exchange, as applicable, on that date, or if there were no reported prices on such date, on the last preceding date on which the prices were reported, or (b) if the shares of Common Stock are not quoted on the New York Stock Exchange, Nasdaq Stock Market or other principal national securities exchange, but the shares of Common Stock are reported on the over-the-counter market, the arithmetic mean of the high and low prices as reported in the over-the-counter market on that date, or if there were no reported prices on such date, on the last preceding date on which the prices were reported, and (c) if the shares of Common Stock are not quoted on the New York Stock Exchange, Nasdaq Stock Market or other principal national securities exchange, and are not reported on the over-the-counter market on that date, the Fair Market Value of the shares of Common Stock as determined by the Committee (defined below) in its good faith judgment, and in compliance with the requirements of Section 422 of the Code for Incentive Stock Options and Section 409A of the Code for Nonqualified Stock Options. The Fair Market Value of any property other than Common Stock shall be the market value of such property as determined by the Committee using such methods or procedures as it shall establish from time to time.

“Grant Date” means the date on which the granting of an Award is authorized by the Committee, or such other date as may be specified in such authorization.

“Option” means an option to purchase shares of Common Stock granted under Section 7, and includes both Incentive Stock Options and Nonqualified Stock Options.

“Participant” means any Eligible Person to whom an Award is granted.

“Principal(s)” mean those key shareholders of the Corporation whose continued involvement with and support of the Corporation is determined by the Board to be fundamental for the long-term success of the Corporation.

“Restricted Stock” means an Award of shares of Common Stock granted under Section 8, the rights of ownership of which may be subject to restrictions prescribed by the Committee.

“Restricted Stock Unit” means an Award measured by shares of Common Stock that is granted under Section 8, the terms of which are subject to restrictions prescribed by the Committee.

“Subsidiary” means any corporation, limited liability company, partnership, joint venture or similar entity in which the Corporation owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Substitute Awards” shall mean Awards granted under the Plan in assumption of, or in substitution or exchange for, outstanding awards previously granted by a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary combines.

SECTION 3

ADMINISTRATION

3.1           Administration of Plan.

(a)           The Plan shall be administered by the Compensation Committee of the Board (the “Committee”), which shall consist of two or more members of the Board, each of whom (i) is a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) meets the independence requirements established by the Nasdaq Stock Market rules and any other regulations applicable to compensation committee members as in effect from time to time; provided, however, the Board shall have the right to exercise, in whole or in part, the authority of the Committee hereunder with respect to certain persons or classes of persons as Participants, in which case as to those persons and as to such authority taken or retained by the Board, references to the Committee herein shall refer to the Board.

(b)           Subject to applicable law, the Committee may delegate some or all of its power and authority hereunder to the Board or to the Chief Executive Officer or other executive officer of the Corporation as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to the selection for participation in the Plan of an officer, Director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer, Director or other person. All references in the Plan to the “Committee” shall be, as applicable, to the Committee or any other committee or individual to whom the Board or the Committee has delegated authority to administer the Plan.

3.2           Administration and Interpretation by Committee.

(a)           Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have full power and exclusive authority and discretion, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or the Committee, to: (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Award to be granted to each Eligible Person under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of Award Agreements for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (viii) interpret and administer the Plan, any Award Agreements and any other instrument or agreement entered into under the Plan; (ix) establish such rules and regulations and appoint such agents as it shall deem appropriate in its sole discretion for the proper administration of the Plan; (x) reconcile any inconsistency, correct any defect, and supply any omission in the Plan, or any Award or Award Agreement; (xi) make all factual and legal determinations under the Plan, Awards, and Award Agreements; (xii) add provisions to an Award or Award Agreement, or vary the provisions of an Award, to accommodate the laws of applicable foreign jurisdictions and provide Participants with favorable treatment under these laws; and (xiii) make any other determination and take any other action that the Committee deems necessary or desirable in its sole discretion for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding on all persons, including the Corporation, any Participant, any stockholder and any person eligible to receive an Award hereunder.

(b)           The Committee in its exclusive discretion may make non-uniform and selective determinations among Eligible Persons to receive Awards, regardless of whether such Eligible Persons have received or not yet received Awards before or are similarly situated as prior recipients of Awards. In furtherance of this Section 3.2(b) and not in limitation thereof, the Committee in its exclusive discretion may enter into non-uniform and selective Award Agreements. Other than pursuant to Section 12, the Committee shall not without the approval of the Corporation’s stockholders (i) lower the option price per share of Common Stock of an Option after it is granted, (ii) cancel an Option in exchange for cash or another Award (other than in connection with Substitute Awards), and (iii) take any other action with respect to an Option that would be treated as a repricing under U.S. generally applicable accounting standards.

3.3           Limitation of Liability. No member of the Board or Committee, and no officer or employee acting on behalf of the Board or Committee, will be personally liable for any act or omission in the Plan’s administration, other than an act or omission due to that person’s gross negligence or intentional misconduct. No member of the Board or Committee will be personally liable for any act or omission of any other member of the Board or Committee. Each member of the Board or Committee, and each officer and employee acting on behalf of the Board or Committee, may rely upon information or advice provided by the Corporation’s officers, accountants, actuaries, compensation consultants, and counsel. No member of the Board or Committee, and no officer or employee acting on behalf of the Board or Committee, will be personally liable for any act or omission taken in good faith reliance on the information or advice.

SECTION 4

STOCK SUBJECT TO PLAN

4.1           Available Shares. Subject to adjustment from time to time as provided in Section 12, the maximum aggregate number of shares of Common Stock available for issuance under the Plan shall be 2,500,000 shares of Class A common stock and 500,000 shares of Class B common stock. If an Award entitles the holder thereof to receive or purchase shares of Common Stock, the number of shares covered by such Award or to which such Award relates shall be counted against the maximum aggregate number of shares of Common Stock available for issuance under the Plan on the Grant Date of such Award. If any shares of Common Stock subject to an Award are forfeited, expire or otherwise terminate without issuance of such shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the shares of Common Stock subject to such Award, such shares of Common Stock shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for issuance under the Plan; provided, however, shares of Common Stock subject to an Award under the Plan shall not again be made available for issuance under the Plan if such shares are surrendered to or withheld by the Corporation either (a) in payment of the Exercise Price of an Option, or (b) to satisfy any tax withholding obligation incident to the exercise, vesting or settlement of an Award.

4.2           Incentive Stock Options Shares. Subject to adjustment from time to time as provided in Section 12, the maximum aggregate number of shares of Common Stock available for issuance through Incentive Stock Options shall be 300,000 shares of Class A common stock and 0 shares of Class B common stock.

4.3           Automatic Increases in Available Shares. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day in January each calendar year during the term of the Plan, beginning on the first trading day in January 2025, by an amount equal to 10% of the total number of shares of Common Stock outstanding, as measured as of the last trading day in the immediately preceding calendar year, or such fewer number of shares of Common Stock as may be determined by the Board prior to the effective date of any such annual increase, but in no event shall any such annual increase exceed 4,500,000 shares of Class A common stock and 500,000 shares of Class B common stock.

4.4           Substitute Awards. The number of shares of Common Stock covered by a Substitute Award or to which a Substitute Award relates shall not be counted against the maximum aggregate number of shares of Common Stock available for issuance under the Plan.

4.5           Source of Shares. Shares of Common Stock delivered by the Corporation or a Subsidiary, as applicable, in settlement of Awards (including Substitute Awards) may be authorized and unissued shares of Common Stock, shares of Common Stock held in the treasury of the Corporation, or a combination of the foregoing.

SECTION 5

ELIGIBILITY

An Award may be granted to any Employee, Consultant or Director whom the Committee from time to time selects, including prospective Employees conditioned on their becoming Employees (each, an “Eligible Person”). Notwithstanding the foregoing, an Award of Incentive Stock Options may only be granted to an Employee of the Corporation, or of a Subsidiary that is also a “subsidiary corporation” of the Corporation within the meaning of Section 424(f) of the Code.

SECTION 6

AWARDS

6.1           Grant of Awards. The Committee may from time to time grant Awards of Options, Restricted Stock, Restricted Stock Units or other Awards under the Plan to one or more Eligible Persons. The Committee shall have the authority, in its discretion, to determine the Eligible Persons to receive one or more Awards, the type or types of Awards to be granted under the Plan, and the terms of any Awards granted, consistent with the terms of the Plan. Such Awards may be granted either alone or in addition to any other type of Award. The provisions governing Awards need not be the same with respect to each Participant.

6.2           Award Agreement. Awards granted under the Plan shall be evidenced by an Award Agreement that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and are not inconsistent with the Plan or applicable law. The provisions of the Award Agreement need not be the same with respect to each Participant.

SECTION 7

OPTIONS

7.1           Grant of Options. The Committee may grant Options. Subject to the provisions of the Plan, an Option shall vest and be fully exercisable as may be determined by the Committee in its discretion and provided in an applicable Award Agreement.

7.2           Option Type. An Option granted may be either of a type that complies with the requirements for “incentive stock options” in Section 422 of the Code (“Incentive Stock Option”) or of a type that does not comply with such requirements (“Nonqualified Stock Option”). The aggregate Fair Market Value (determined at the time that the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year under the Plan and under any other option plan of the Corporation or a Subsidiary shall not exceed $100,000, and any Option granted in excess of this limitation shall be treated as a Nonqualified Stock Option.

7.3           Option Exercise Price. Except as otherwise permitted for Substitute Awards pursuant to Section 14.6, the exercise price (“Exercise Price”) per share of Common Stock for each Option granted under the Plan shall not be less than 100% of the Fair Market Value of such share of Common Stock, determined as of the Grant Date. In the case of an individual who on the Grant Date owns (or is deemed to own pursuant to Section 424(d) of the Code) more than 10% of the voting power of all classes of stock of the Corporation or any Subsidiary (a “Ten Percent Stockholder”), the Exercise Price per share of Common Stock for an Incentive Stock Option shall not be less than 110% of the Fair Market Value of such share of Common Stock on the Grant Date.

7.4           Option Term. Options granted under the Plan shall vest and become exercisable in such manner and on such date or dates, and shall expire after such period, not to exceed 10 years, each as determined by the Committee and set forth in the applicable Award Agreement; provided, however, the term of an Incentive Stock Option granted to a Ten Percent (10%) Stockholder may not exceed five (5) years.

7.5           Exercise of Option. To the extent an Option has vested and becomes exercisable, the Option may be exercised by the Participant in whole or in part from time to time by delivery to the Corporation or its designee of a written or electronic notice of exercise, in accordance with the terms of the applicable Award Agreement and any procedures established by the Committee for such exercise, accompanied by payment of the Exercise Price as described in Section 7.6, and payment of any taxes required to be withheld as described in Section 10. An Option may be exercised only for whole shares. The Committee may exclude one or more methods for exercising an Option in countries outside the United States.

7.6           Payment of Exercise Price. The aggregate Exercise Price payable upon the exercise of an Option shall be payable: (a) in cash, check or wire transfer; (b) to the extent permitted by the Committee, by tendering (either actually or by attestation) shares of Common Stock already owned by the Participant; (c) by delivery of a properly executed exercise notice directing the Corporation to withhold shares of Common Stock issuable pursuant to exercise of the Option with a fair market value sufficient to pay the Exercise Price; (d) at the discretion of the Committee, by authorizing a third party to sell, on behalf of the Participant, the appropriate number of shares of Common Stock otherwise issuable to the Participant upon the exercise of the Option and to remit to the Corporation a sufficient portion of the sale proceeds to pay the Exercise Price for the shares of Common Stock being acquired; or (e) by such other consideration as the Committee may permit in its sole discretion. The Committee may exclude one or more methods for paying the Exercise Price of an Option in countries outside the United States.

7.7           Post-Termination Exercises. The Committee shall establish and set forth in each Award Agreement that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a termination of employment or service, any of which provisions may be waived or modified by the Committee at any time.

SECTION 8

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1           Grant of Restricted Stock and Restricted Stock Units. The Committee may grant Restricted Stock and Restricted Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may be based on continuous employment with or service to the Corporation or a Subsidiary or the achievement of any performance criteria), as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the applicable Award Agreement.

8.2           Issuance of Shares. Subject to applicable laws, upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Restricted Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Restricted Stock Units, as determined by the Committee in its sole discretion, and subject to the provisions of Section 10, (a) the shares of Common Stock covered by an Award of Restricted Stock shall become freely transferable by the Participant, and (b) the Restricted Stock Units shall be paid in cash, shares of Common Stock or a combination thereof, as the Committee shall determine in its sole discretion. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

8.3           Dividends and Dividend Equivalents. Participants holding shares of Restricted Stock or Restricted Stock Units may, if the Committee so determines, be credited with dividends paid with respect to the shares of Restricted Stock, or dividend equivalents with respect to Restricted Stock Units, while they are so held in a manner determined by the Committee in its sole discretion; provided, however, any dividends paid with respect to shares of Restricted Stock and dividend equivalents with respect to Restricted Stock Units shall be subject to the vesting of the underlying Restricted Stock or Restricted Stock Units. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Restricted Stock Units.

8.4           Waiver of Restrictions. Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Restricted Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate in its sole discretion, including upon the occurrence of a Participant’s death, disability or retirement, or upon a change in control.

SECTION 9

OTHER AWARDS

In addition to the Awards described in Section 7 and Section 8, and subject to the terms of the Plan, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan as it determines to be in the best interests of the Corporation and subject to such other terms and conditions as it deems appropriate in its sole discretion. The Committee may exclude the use of one or more other Awards in countries outside the United States.

SECTION 10

WITHHOLDING

To the extent required by applicable federal, state, local or foreign law, a Participant (or authorized transferee) shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding tax obligations that arise by reason of the grant, vesting, exercise or payment of an Award. The Corporation shall not be required to issue shares of Common Stock or to recognize the disposition of such shares until such obligations are satisfied. Subject to applicable law, the Corporation may: (a) deduct from any cash payment made to a Participant under the Plan an amount that satisfies all or any portion of any withholding tax obligations; (b) require the Participant through payroll withholding, cash payment, or otherwise to satisfy all or any portion of the withholding tax obligations; (c) withhold a portion of the shares of Common Stock that otherwise would be issued to the Participant upon grant, vesting or exercise of the Award by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates; (d) to the extent permitted by the Committee in its sole discretion, allow the Participant to tender shares of Common Stock previously acquired; (e)  at the discretion of the Committee, allow the Participant to authorize a third party to sell, on behalf of the Participant, the appropriate number of shares of Common Stock otherwise issuable to the Participant upon the exercise of an Option and to remit to the Corporation a sufficient portion of the sale proceeds to satisfy the withholding tax obligations, considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates; or (f) provide for the satisfaction of any withholding tax obligation through any combination of the foregoing methods. The Committee may exclude one or more methods for satisfying any tax withholding associated with the exercise of an Option in countries outside the United States.

SECTION 11

ASSIGNABILITY

Unless provided otherwise by the Committee, no Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by the Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent a Participant designates one or more beneficiaries on a Corporation-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant.

SECTION 12

ADJUSTMENTS

12.1          Adjustment of Shares. In the event of any changes in the Common Stock or capital structure of the Corporation by reason of any reorganization, reclassification, recapitalization, combination of shares, stock splits, reverse stock splits, spin-offs, the payment of a stock dividend or extraordinary cash dividend, or other distribution of the Common Stock for which no consideration is received by the Corporation or otherwise occurring after the Grant Date of any Award, then Awards granted under the Plan and any Award Agreements, the Exercise Price of Options, the maximum aggregate number of shares of Common Stock that may be issued under the Plan set forth in Section 4.1 and the maximum aggregate number of shares of Common Stock that may be issued as Incentive Stock Options set forth in Section 4.2, shall be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. Notwithstanding anything to the contrary herein, any adjustment to Awards granted pursuant to the Plan shall comply with the applicable requirements, provisions and restrictions of the Code and applicable law. No right to purchase fractional shares shall result from any adjustment in Awards pursuant to Section 12.1. In case of any such adjustment, the shares subject to the Award shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Corporation to each Participant which shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

12.2          Limitations. The grant of Awards shall in no way affect the Corporation’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 13

AMENDMENT AND TERMINATION

13.1           Amendment, Suspension or Termination of Plan. Subject to applicable law, the Board may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, stockholder approval shall be required for any amendment to the Plan. No amendment may be effective, without the approval of the stockholders of the Corporation, if approval of such amendment is required in order that transactions in Corporation securities under the Plan be exempt from the operation of Section 16 of the Exchange Act or if such amendment, with respect to the issuance of Incentive Stock Options, either: (a) materially increases the number of shares of Common Stock which may be issued under the Plan, except as provided for in Section 12; or (b) materially modifies the requirements as to eligibility for participation in the Plan (unless designed to comport with applicable law). The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan.

13.2          Amendment of Awards. Subject to applicable law and the Plan, the Committee will have the exclusive authority and discretion to amend any Award or Award Agreement. If the amendment will have a material adverse effect on a Participant’s rights, or result in a material increase in the Participant’s obligations, the Committee must obtain the Participant’s written consent to the amendment.

13.3         Term of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

SECTION 14

GENERAL

14.1          No Individual Rights. No individual or Participant shall have any claim to be granted any Award under the Plan, and the Corporation has no obligation for uniformity of treatment of Participants under the Plan. Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ or service of, or to continue any other relationship with, the Corporation or any Subsidiary, or limit in any way the right of the Corporation or any Subsidiary to terminate a Participant’s employment, service or other relationship at any time, with or without cause.

14.2         Issuance of Shares. In the event that the Board or the Committee determines in its sole discretion that the listing, qualification or registration of the shares issued under the Plan on any securities exchange or quotation or trading system or under any applicable law (including state securities laws) or governmental regulation is necessary as a condition to the issuance of such shares under the Award, the Award may not be exercised in whole or in part unless such listing, qualification, consent or approval has been unconditionally obtained.

14.3         No Rights as Stockholder. Unless otherwise determined by the Committee in its discretion, a Participant to whom an Award of Restricted Stock has been made shall have ownership of such shares of Common Stock, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Common Stock (subject to the limitations set forth in Section 8.3). Unless otherwise determined by the Committee in its discretion, a Participant to whom an Award of Options, Restricted Stock Units or any other Award (other than an Award of Restricted Stock) is made shall have no rights as a stockholder with respect to any shares of Common Stock or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to the Participant or the entry on the Participant’s behalf of an uncertificated book position on the records of the Corporation’s transfer agent and registrar for such Common Stock or other instrument of ownership, if any. Except as provided in Section 12, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such book entry is made or a stock certificate or other instrument of ownership, if any, is issued.

14.4         No Trust or Fund. The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Corporation to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Corporation.

14.5         Successors. All obligations of the Corporation under the Plan with respect to Awards shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Corporation.

14.6         Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

14.7          Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

14.8         Choice of Law. The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of North Carolina, without giving effect to principles of conflicts of law.

14.9          Electronic Delivery and Signatures. Any reference in the Plan, an Award or an Award Agreement to a written document includes without limitation any document delivered electronically or posted on the Corporation’s or a Subsidiary’s intranet or other shared electronic medium controlled by the Corporation or Subsidiary. The Committee and any Participant may use facsimile and PDF signatures in signing any Award or Award Agreement, in exercising any Option, or in any other written document in the Plan’s administration. The Committee and each Participant are bound by facsimile and PDF signatures, and acknowledge that the other party relies on facsimile and PDF signatures.

14.10        Headings and Captions. The headings and captions in the Plan are used only for convenience, and do not construe, define, expand, interpret, or limit any provision of the Plan.

14.11        Gender and Number. Whenever the context may require, any pronoun includes the corresponding masculine, feminine, or neuter form, and the singular includes the plural and vice versa.

14.12        Construction. The terms “includes,” “including,” “includes without limitation,” and “including without limitation” are not to be construed to limit any provision or item that precedes or follows these terms (whether in the same section or another section) to the specific or similar provisions or items that follow these terms.

Appendix B

Third AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
CHEETAH NET SUPPLY CHAIN SERVICE INC.
(a North Carolina corporation)

Pursuant to §55-10-07 of the North Carolina Business Corporation Act, as amended (the “Act”), the Articles of Incorporation of Cheetah Net Supply Chain Service Inc. (the “Corporation”) are hereby amended and restated to read in their entirety as follows:

FIRST: The name of this Corporation is Cheetah Net Supply Chain Service Inc.

SECOND: The address, including street, number, city and county, of the registered office of the Corporation in the State of North Carolina is 2626 Glenwood Avenue, Suite 550, Raleigh, Wake County, North Carolina 27608 and the name of the registered agent of the Corporation in the State of North Carolina at such address is Corporation Service Company.

THIRD: The nature of the business and of the purposes to be conducted and promoted by the Corporation is to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the Act.

FOURTH: The Corporation is authorized to issue two classes of common stock, to be designated, respectively, Class A Common Stock and Class B Common Stock. The total number of shares of Class A Common Stock authorized to be issued is 891,750,000, with a par value of $0.0001 per share. The total number of shares of Class B Common Stock authorized to be issued is 108,250,000, with a par value of $0.0001 per share. Class A Common Stock shall have a voting right of one (1) vote per share, and Class B Common Stock shall have a voting right of fifteen (15) votes per share. The shares of Class A Common Stock are not convertible into shares of any other class. The shares of Class B Common Stock are convertible into shares of Class A Common Stock at any time after issuance at the option of the holder on a one-to-one basis.

FIFTH: The Corporation shall have the authority to issue 500,000 shares of preferred stock as long as is deemed necessary (the “Preferred Stock”) with a par value per share equal to the par value per share of the Class A Common Stock. The Board of Directors is authorized to establish series of Preferred Stock and to fix, in the manner and to the full extent provided and permitted by law, the rights, preferences and limitations of each series of the Preferred Stock and the relative rights, preferences and limitations between or among such series including, but not limited to:

(1)         the designation of each series and the number of shares that shall constitute the series;

(2)         the rate of dividends, if any, payable on the shares of each series, the time and manner of payment and whether or not such dividends shall be cumulative;

(3)         whether shares of each series may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

(4)         sinking fund provisions, if any, for the redemption or purchase of shares of each series which is redeemable;

(5)         the amount, if any, payable upon shares of each series in the event of the voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the manner and preference of such payment; and

(6)         the voting rights, if any, in the shares of each series and any conditions upon the exercising of such rights.

SIXTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of North Carolina may, on the application in a summary way of this Corporation or any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of §55-14-30 to 33 of the Act order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

SEVENTH: The power to make, alter, or repeal the By-Laws, and to adopt any new By-Law, shall be vested in the Board of Directors.

EIGHTH: To the fullest extent that the Act, as it exists on the date hereof or as it may hereafter be amended, permits the limitation or elimination of the liability of directors, no director of this Corporation shall be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Notwithstanding the foregoing, a director shall be liable to the extent provided by applicable law: (1) for any breach of the directors' duty of loyalty to the Corporation or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under §55-8-33 of the Act; or (4) for any transaction from which the director derived any improper personal benefit. Neither the amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall adversely affect any right or protection of a director of the Corporation existing at the time of such amendment or repeal.

NINTH: The Corporation shall, to the fullest extent permitted by §55-8-51 of the Act, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section. The Corporation shall advance expenses to the fullest extent permitted by said section. Such right to indemnification and advancement of expenses shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The indemnification and advancement of expenses provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise.

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of ____________, 2024.

Signature:

Huan Liu, President

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V48223-P10006 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! CHEETAH NET SUPPLY CHAIN SERVICE INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. CHEETAH NET SUPPLY CHAIN SERVICE INC. 6201 FAIRVIEW RD STE225 CHARLOTTE, NC 28210 01) Huan Liu 02) Xianggeng Huang 03) Adam Eilenberg 04) Huiping (Catherine) Chen 05) Huibo Deng Nominees: 3. To approve Cheetah Net Supply Chain Service Inc. 2024 Stock Incentive Plan; 2. To ratify the appointment of Assentsure PAC as the independent registered public accounting firm of the Company for the year ending December 31, 2024; Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 4. To approve the Third Amended and Restated Articles of Incorporation to increase the number of shares of the Company’s Class A common stock authorized to be issued to 891,750,000 shares; and 5. To approve the Third Amended and Restated Articles of Incorporation to increase the number of shares of the Company’s Class B common stock authorized to be issued to 108,250,000 shares. 1. Election of Directors The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR each additional proposal. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CTNT2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

V48224-P10006 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. CHEETAH NET SUPPLY CHAIN SERVICE INC. ANNUAL MEETING OF STOCKHOLDERS JULY 2, 2024 9:30 AM (ET) THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Huan Liu as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Cheetah Net Supply Chain Service Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM (ET), on July 2, 2024, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side